Fees Summary	Feb. 27, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	2,436.79
Total Transaction Valuation	17,645,126.65
Total Offset Amount	1,946.31
Net Fee	$ 490.48